Restructuring Charges	12 Months Ended
Dec. 31, 2013
Restructuring And Related Activities [Abstract]
Restructuring Charges

14 Restructuring Charges

The provision for restructuring relates to the estimated costs of initiated restructurings that have been approved by Management. When such plans require discontinuance and/or closure of lines of activities, the anticipated costs of closure or discontinuance are recorded at fair value when the liability has been incurred. The Company determines the fair value based on discounted projected cash flows in the absence of other observable inputs such as quoted prices. The restructuring liability includes the estimated cost of termination benefits provided to former or inactive employees after employment but before retirement, costs to terminate leases and other contracts, and selling costs associated with assets held for sale and other costs related to the closure of facilities. One-time employee termination benefits are recognized ratably over the future service period when those employees are required to render services to the Company, if that period exceeds 60 days or a longer legal notification period. However, generally, employee termination benefits are covered by a contract or an ongoing benefit arrangement and are recognized when it is probable that the employees will be entitled to the benefits and the amounts can be reasonably estimated. At each reporting date, we evaluate our restructuring liabilities, which consist primarily of termination benefits, to ensure that our accruals are still appropriate.

The restructuring liability balance as of December 31, 2013 primarily relates to:

•	The OPEX Reduction Program announced in 2012. This cost savings and restructuring program was initiated to improve operational efficiency and to competitively position the Company for sustainable growth. A liability has been recognized relating to the associated costs. Its implementation is expected to be substantially complete by the first quarter of 2014. The majority of the remaining cash expenditures relating to this initiative are anticipated to be paid by the fourth quarter of 2014. In 2013, as part of the OPEX Reduction Program, we recognized an additional charge of $16 million associated with onerous contracts relating to leased office buildings in the Netherlands and France. The remaining balance as of December 31, 2013 relating to this program amounts to $62 million. The OPEX Reduction Program is expected to be completed by mid 2015;

•

Workforce reductions associated with the closure of our ICN 4 and ICN 6 wafer fabrication facilities in Nijmegen. ICN 4 and part of ICN 6 were closed in the fourth quarter of 2013. The remaining part of ICN 6 will close in the first quarter of 2014. This program was initiated to reduce our overall manufacturing footprint, consistent with our current manufacturing strategy which focuses on capabilities that differentiate NXP in terms of product features, process capabilities, cost, supply chain and quality. The remaining balance as of December 31, 2013 relating to this program amounts to $43 million. The ICN 4 and ICN 6 program is expected to be completed in September 2014.

There are no material new restructuring projects in 2013

The most significant projects for restructuring in 2012

In 2012 we announced a cost savings and restructuring initiative, designed to improve operational efficiency and to competitively position the Company for sustainable growth. We recorded a restructuring charge of $90 million in 2012 associated with this initiative classified within the statement of operations under cost of goods sold of $17 million, mainly relating to the consolidation of MOS technologies from our German fabrication facility in Hamburg to the Company’s 8-inch Dutch facility in Nijmegen, and selling, general and administrative of $52 million and research and development of $21 million, to consolidate resources. This charge primarily related to a worldwide workforce reduction of approximately 650 employees, with the majority of the headcount reductions in Europe and the U.S. The restructuring liabilities of $90 million recognized for this initiative were reflected within current liabilities ($64 million) and non-current liabilities ($26 million) as of December 31, 2012 and primarily related to termination and employee benefit related costs.

The most significant projects for restructuring in 2011

In 2011 NXP undertook restructuring actions which include:

•	the future closure of ICN 4 wafer fabrication facilities in Nijmegen, the Netherlands.

•	actions to lower headcount, primarily in locations within Europe.

The following table presents the changes in the position of restructuring liabilities in 2013 by segment:

	Balance January 1, 2013	Additions	Utilized	Released	Other changes(1)	Balance December 31, 2013
HPMS	57	3	(23)	(4)	13	46
SP	41	6	(3)	(7)	(6)	31
Corporate and Other	72	18	(39)	(10)	(1)	40

	170	27	(65)	(21)	6	117

(1)	Other changes primarily related to translation differences and internal transfers

The total restructuring liability as of December 31, 2013 of $117 million is classified in the balance sheet under current liabilities ($103 million) and non-current liabilities ($14 million).

In 2013 the Company recorded $27 million of additional restructuring liabilities which largely consisted of $16 million stemming from onerous contracts relating to leased office buildings in the Netherlands and France and $8 million of termination benefits related to additional workforce reductions as part of its closure of ICN 4 and ICN 6.

Releases of restructuring liabilities of $21 million were recorded in 2013. These releases related mainly to liabilities for the closure of ICN 4 and ICN 6 (partly reversed) and liabilities related to other workforce reduction plans.

The utilization of the restructuring liabilities mainly reflects the execution of ongoing restructuring programs the Company initiated in earlier years.

The following table presents the changes in the position of restructuring liabilities in 2012 by segment:

	Balance January 1, 2012	Additions	Utilized	Released	Other changes(1)	Balance December 31, 2012
HPMS	36	27	(4)	(2)	—	57
SP	27	17	(3)	(1)	1	41
Corporate and Other	36	59	(22)	(1)	—	72

	99	103	(29)	(4)	1	170

(1)	Other changes primarily related to translation differences.

The total restructuring liability as of December 31, 2012 of $170 million is classified in the balance sheet under current liabilities ($138 million) and non-current liabilities ($32 million).

In 2012, the releases were primarily attributable to lower termination benefits due to attrition and employees that were transferred to other positions in NXP, who were originally expected to be laid off.

The utilization of the restructuring liabilities mainly reflects the execution of ongoing restructuring programs the Company initiated in earlier years.

The components of restructuring charges less releases recorded in the liabilities in 2013, 2012 and 2011 are as follows:

	2013	2012	2011
Personnel lay-off costs	10	101	66
Lease and Contract Terminations	17	2	—
Release of provisions/accruals	(21)	(4)	(8)

Net restructuring charges	6	99	58

The following table summarizes the significant activity within, and components of, the Company’s restructuring obligations:

	Personnel lay-off costs	Lease and Contract Terminations	Total
Balance at December 31, 2011	98	1	99
Expense	97	2	99
Utilized 1)	(29)	—	(29)
Other changes 2)	1	—	1

Balance at December 31, 2012	167	3	170
Expense	(8)	14	6
Utilized 1)	(54)	(11)	(65)
Other changes 2)	5	1	6

Balance at December 31, 2013	110	7	117

1)	Represents cash payments.
2)	Other changes primarily related to translation differences.

The restructuring charges less releases recorded in operating income are included in the following line items in the statement of operations:

	2013	2012	2011
Cost of revenue	—	18	24
Selling, general and administrative	7	59	15
Research & development	(1)	22	19

Net restructuring charges	6	99	58